Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,493,327,000.00
Previously Paid Amount	0.00
Total Fee Amount	228,628.37
Total Offset Amount	0.00
Net Fee	$ 228,628.37
Final Prospectus	false